                                                                   Exhibit 10.33


                        FOURTH AMENDMENT TO THIRD AMENDED
                    AND RESTATED CREDIT AGREEMENT AND WAIVER


                  THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (the "FOURTH AMENDMENT") dated as of December 5, 2000 by and among ZARING HOMES, INC. ("ZARING HOMES"), ZARING HOLDINGS, INC., HEARTHSIDE HOMES, LLC, ZARING NATIONAL LAND HOLDING CORPORATION, ZARING NATIONAL HOMES HOLDING CORPORATION, and ZARING LEASING, LLC, as Borrowers and Guarantors, ZARING NATIONAL CORPORATION ("ZARING NATIONAL"), ZARING HOMES OF INDIANA, L.L.C. and ZARING HOMES KENTUCKY, LLC ("ZARING HOMES KENTUCKY"), as Guarantors, the Banks set forth below, BANK OF AMERICA, N.A. and BANK ONE, NA, as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks (the "AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Guarantors, the Banks, the Co-Agents and the Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of April 13, 2000, as amended by First Amendment to Third Amended and Restated Credit Agreement dated as of September 29, 2000, the Second Amendment to Third Amended and Restated Credit Agreement dated as of October 10, 2000 and the Third Amendment to Third Amended and Restated Credit Agreement dated as of November 1, 2000 (the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrowers and the Guarantors have requested that certain covenants of the Credit Agreement be amended as set forth herein;

                  WHEREAS, the Banks are willing to enter into such amendments on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. DEFINITIONS.

         Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement, as amended by this Fourth Amendment.

         2. AMENDMENT OF CREDIT AGREEMENT.

                  A. The definition of Borrowing Base in Section 1.1 of the Credit Agreement is hereby deleted and the following is inserted in lieu thereof:

                           BORROWING BASE shall be determined based on the most
recent Borrowing Base Certificate delivered pursuant to Section 8.3(e) and shall mean the sum of clauses (A) through (F) MINUS the sum of clause (G), as follows:

                           (A) 100% of Sold Inventory; PLUS

                           (B) 70% of Model Inventory; PLUS

                           (C) 60% of Unsold Building Inventory; PLUS

                           (D) 50% of Approved Developed Lots Inventory; PLUS

                           (E) 45% of Approved Land Under Development Inventory;
                               PLUS

                           (F) 40% of the Approved Land Inventory; MINUS

                           (G) the principal amount outstanding of the Senior
                               Notes;

PROVIDED, if at any time the backlog of units is less than 125, as reflected on the most recent monthly sales and closing reports delivered pursuant to Section 8.3(a)(iv), the advance rate in clause (A) shall be automatically reduced to 90% and the advance rate in clause (D) shall be automatically reduced to 45%; PROVIDED FURTHER, in no event shall the sum of clauses (D) - (F) exceed 45% of the sum of clauses (A)-(F); and PROVIDED, FURTHER, that no property subject to a Nonrecourse Purchase Money Security Interest shall be included in clauses (A)-
(F) above; PROVIDED, FURTHER, any "reserve to complete" is expressly excluded as an asset in calculating the Borrowing Base; and PROVIDED, FURTHER, in no event shall the Borrowing Base exceed 120% of the projected borrowings as set forth on the most recent Approved Cash Flow Forecast. Notwithstanding any other provision to the contrary, the parties expressly acknowledge that, for purposes of calculating the Borrowing Base, clauses (A)- (F) include only such inventory owned by the Loan Parties expressly excluding Zaring National from the definition of Loan Parties.

                  (B) Exhibit 8.3(e) to the Credit Agreement (the "BORROWING BASE CERTIFICATE") is hereby amended and restated in its entirety in the form attached hereto as Exhibit 8.3(e).

         3. WAIVER.

         The Loan Parties hereby acknowledge that (a) pursuant to the Borrowing Base Certificate delivered to the Agent and the Banks pursuant to Section 8.3(e) for the month ending October 31, 2000, the aggregate of the Revolving Facility Usage MINUS Eligible Development Costs exceeded the Borrowing Base by $2,387,175 as of October 31, 2000 (the "OVERADVANCE") and (b) the Overadvance is a violation of Section 2.1 of the Credit Agreement and (c) the Overadvance is continuing. The Banks hereby waive compliance with clause (ii) of the proviso in the first sentence of Section 2.1 through the date of this Fourth Amendment for the limited purpose of allowing the Overadvance. The Loan Parties expressly acknowledge that the waiver of compliance with clause (ii) of the proviso in the first sentence of Section 2.1 is expressly limited to the time period and the amount set forth above.

         4. CONDITIONS OF EFFECTIVENESS OF THIS FOURTH AMENDMENT.

         The effectiveness of this Fourth Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

         (a) REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and, except for the default specified in Section 2 above which is waived for the period set forth above and the violation of Section 8.2(a) [Zaring National Net Worth] measured at September 30, 2000, resulting from Shareholder Subordinated Debt not being included in the calculation of Zaring National Net Worth for the fiscal quarter ending September 30, 2000, no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

         (b) COUNTERPARTS OF FOURTH AMENDMENT. The Agent shall have received counterparts of this Fourth Amendment duly executed by the Loan Parties and the Banks. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

         5. FORCE AND EFFECT.

         Except as expressly modified by this Fourth Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.

         6. GOVERNING LAW.

         This Fourth Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

         7. FEES AND EXPENSES.

         The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all fees, costs, expenses and disbursements (including without limitation attorneys' fees) relating to this Fourth Amendment which are payable by the Loan Parties as previously agreed to by the Borrower and as provided in Sections 10 and 11 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]

               [PAGE 1 OF 3 TO FOURTH AMENDMENT TO THIRD AMENDED
                   AND RESTATED CREDIT AGREEMENT AND WAIVER]

                              BORROWERS AND GUARANTORS:

                              ZARING HOMES, INC.


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Vice President and Chief Financial Officer

                              ZARING HOLDINGS, INC.


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Treasurer

                              HEARTHSIDE HOMES, LLC
                                By: Zaring National Corporation, as member

                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING NATIONAL LAND HOLDING CORPORATION


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING NATIONAL HOMES HOLDING CORPORATION


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

           [SIGNATURE PAGE 2 OF 3 TO FOURTH AMENDMENT TO THIRD AMENDED
                    AND RESTATED CREDIT AGREEMENT AND WAIVER]

                              ZARING LEASING, LLC
                                By: Zaring National Corporation, as sole member and manager


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING NATIONAL CORPORATION


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING HOMES OF INDIANA, L.L.C.
                                By: Zaring Homes, Inc., as member

                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Vice President and Chief Financial Officer

                              ZARING HOMES KENTUCKY, LLC,
                              By: Zaring Holdings, Inc., as manager

                              By:_______________________________________________
                              Name: Ronald G. Gratz
                              Title: Treasurer

           [SIGNATURE PAGE 3 OF 3 TO FOURTH AMENDMENT TO THIRD AMENDED
                    AND RESTATED CREDIT AGREEMENT AND WAIVER]

                              AGENT:

                              PNC BANK, NATIONAL ASSOCIATION,
                              as Agent and as a Bank


                              By:_______________________________________________
                              Name:  Thomas J. McCool
                              Title: Senior Vice President


                              CO-AGENTS:

                              BANK OF AMERICA, N.A., as a Co-Agent and as a Bank


                              By:_______________________________________________
                              Name:  Michelle Chen
                              Title: Vice President

                              BANK ONE, NA, as a Co-Agent and as a Bank


                              By:_______________________________________________
                              Name:  Thomas T. Bower
                              Title: First Vice President


                              OTHER BANKS:

                              COMERICA BANK,


                              By:_______________________________________________
                              Name:  John F. Regan
                              Title: Vice President


                              THE FIFTH THIRD BANK


                              By:_______________________________________________
                              Name:  Brian L. Rogg
                              Title: Vice President

                                 EXHIBIT 8.3(e)

                                     FORM OF
                           BORROWING BASE CERTIFICATE


                              ---------------, ----


PNC Bank, National Association, as Agent
One PNC Plaza - Fourth Floor Annex
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attention:  Multi-Bank Loan Administration

Ladies and Gentlemen:

         I refer to the Third Amended and Restated Credit Agreement dated as of April 13, 2000 (the "CREDIT AGREEMENT") among ZARING HOMES, INC., an Ohio corporation ("ZARING HOMES"), ZARING HOLDINGS, INC., an Ohio corporation ("ZARING HOLDINGS"), HEARTHSIDE HOMES, LLC, an Indiana limited liability company ("HEARTHSIDE"), ZARING NATIONAL LAND HOLDING CORPORATION, an Ohio corporation ("ZARING LAND HOLDING"), ZARING NATIONAL HOMES HOLDING CORPORATION, an Ohio corporation ("ZARING HOMES HOLDING"), ZARING LEASING, LLC, an Ohio limited liability company ("ZARING LEASING," and together with Zaring Homes, Zaring Holdings, Hearthside, Zaring Land Holding and Zaring Homes Holding, collectively, the "BORROWERS"), ZARING NATIONAL CORPORATION, an Ohio corporation ("ZARING NATIONAL"), ZARING HOMES OF INDIANA, L.L.C., an Indiana limited liability company ("ZARING INDIANA"), ZARING HOMES KENTUCKY, LLC, a Kentucky limited liability company ("ZARING KENTUCKY"), the BANKS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "AGENT"), and BANK OF AMERICA, N.A. (formerly Bank of America NT&SA) and BANK ONE, NA, as Co-Agents under the Credit Agreement, as amended, restated, modified or supplemented from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

         I, Ronald G. Gratz, an Authorized Officer of each Loan Party, do hereby certify on behalf of the Loan Parties as of the month ended _______________, ____ (the "REPORT DATE"), as follows:

                  (1)      SPECULATIVE UNITS (Section 8.2(q)).

                           (A) The number of Speculative Units in any Active Community does not exceed five (5) on or after April 1, 2000, four (4) on or after May 1, 2000 or three (3) on or after June 1, 2000 as set forth on EXHIBIT A hereto.

                           (B) The number of Speculative Units in all Active Communities is _______% of the aggregate number of Active Units sold during the previous twelve (12) month period, which does not exceed the maximum permitted amount of 15%, computed as follows:

PNC Bank, National Association

------------, ----
Page 2


                                    (i)      number of Speculative Units in all
                                             Active Communities                          __________

                                    (ii)     aggregate number of Active Units
                                             sold during previous 12 months              __________

                                    (iii)    item (i) divided by item (ii)               _________%
                                             expressed as a percentage

                  (2)      MODEL UNITS (Section 8.2(r)).

                           (A) The number of Model Units owned or leased including without limitation Model Units leased from First Cincinnati Leasing, LLC in any Active Community does not exceed two (2) in each distinctive price point as determined by the Borrowers and acceptable to the Agent or four (4) in the aggregate, as set forth on EXHIBIT A hereto.

                           (B) The number of Model Units in all Active Communities is _____% of the aggregate number of Active Communities, which does not exceed the maximum permitted amount of 100%, computed as follows:

                                    (i)      number of Model Units in all Active
                                             Communities                                 __________

                                    (ii)     number of Active Communities
                                                                                         __________
                                    (iii)    item (i) divided by item (ii)
                                             expressed as a percentage                   _________%

                  (3) LAND OWNERSHIP OR ACQUISITION (Section 8.2(s)). The Loan Parties have not acquired, owned, purchased, leased or otherwise invested in, directly or indirectly, any land or real estate other than (in each case so long as such acquisition or other investment is consistent with the then current Cash Flow Forecast and all such real estate is being actively marketed or is under an Agreement of Sale):

                           (A) real estate held or acquired by a Loan Party for construction and sale of Active Units, PROVIDED that Regulatory Approval has been received therefor, as set forth on EXHIBIT B hereto; and

                           (B)      real estate which does not fall under clause
                                    (A) above, as set forth on EXHIBIT B. The aggregate investment cost of such real estate, as set forth on EXHIBIT B, is $_________, which does not exceed the maximum permitted amount of $2,000,000.

PNC Bank, National Association

------------, ----
Page 3


                  (4)    BORROWING BASE (Section 8.3(e)).
                         (A)          Sold Inventory*  equals $__________
                                      Sold Inventory x 100%/90%** equals                            $_________

                         (B)          Model Inventory equals $__________
                                      Model Inventory x 70% equals                                  $_________

                         (C)          Unsold Building Inventory equals $_________
                                      Unsold Building Inventory x 60% equals                        $_________

                         (D)          Approved Developed Lots Inventory* equals
                                      $_________  Approved Developed Lots
                                      Inventory x [50%/45%]**                                       $_________

                         (E)          Approved Land Under Development Inventory equals
                                      $_______ Approved Land Under Development
                                      Inventory x 45%                                               $_________

                         (F)          Approved Land Inventory equals $___________
                                      Approved Land Inventory x 40% equals $_________               $_________


                         (G)          Principal amount outstanding of the Senior Notes              $_________



                         Calculation of Borrowing Base:

                                      (i)      the sum of clauses (A)-(F) equals                    $_________

                                      (ii)     the sum of clause (G)  equals                        $_________

--------------

* At any time the backlog of units is less than 125, as reflected on two most recent monthly sales and closing reports delivered pursuant to Section 8.3(a)(iv), the advance rate in clause (A) shall be automatically reduced to 90% and the advance rate in clause (D) shall be automatically reduced to 45%.

**circle the appropriate advance rate

***No property subject to a Nonrecourse Purchase Money Security Interest shall be included in clauses (A) - (F). All property must be owned by the Loan Parties but property owned by Zaring National shall be excluded from the calculation. Any "reserve to complete" is excluded as an asset in calculating the Borrowing Base.

PNC Bank, National Association

------------, ----
Page 4

                                      (iii)    item (i) minus item (ii) equals the Borrowing Base   $_________

                                               PROVIDED, if the sum of clauses
                                               (D through (F) is greater than
                                               45% multiplied by item (i), item
                                               (i) shall be reduced by the
                                               amount of such excess

                                               PROVIDED, FURTHER, in no event
                                               shall the Borrowing Base exceed
                                               120% of the projected borrowings
                                               as set forth on the most recent
                                               Cash Flow Forecast

                  (5)    REVOLVING FACILITY USAGE AND AVAILABILITY
                         (A)          Revolving Credit Loans outstanding                            $_________

                         (B)          Letter of Credit Outstandings:

                                      (i)      undrawn face amount of outstanding Letters of        $_________
                                               Credit

                                      (ii)     aggregate amount of all unpaid and outstanding       $_________
                                               Reimbursement Obligations

                         (C)          The sum of clauses 5(A), 5(B)(i) and 5(B)(ii) equals          $_________
                                      Revolving Facility Usage

                         (D)          Eligible Development Costs                                    $_________

                         (E)          The lesser of Revolving Credit Commitments ($52,500,000) or   $_________
                                      Item 4(iii) (the Borrowing Base) minus the sum of clauses
                                      5(C) and (D) equals remaining availability under the
                                      Revolving Credit Commitments


                            [SIGNATURE PAGES FOLLOW]

              [SIGNATURE PAGE 1 OF 3 TO BORROWING BASE CERTIFICATE]

         IN WITNESS WHEREOF, the undersigned have executed this Certificate this ____ day of ______________, 200_.

                               ZARING HOMES, INC.


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Vice President and Chief Financial Officer

                               ZARING HOLDINGS, INC.


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Treasurer

                               HEARTHSIDE HOMES, LLC
                                 By: Zaring National Corporation, as member


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer



                               ZARING NATIONAL LAND HOLDING CORPORATION


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer

              [SIGNATURE PAGE 2 OF 3 TO BORROWING BASE CERTIFICATE]


                               ZARING NATIONAL HOMES HOLDING CORPORATION


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer

                               ZARING LEASING,, LLC
                                 By: Zaring National Corporation, as sole
                                 member and manager


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer


                               ZARING NATIONAL CORPORATION


                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Secretary/Treasurer

                               ZARING HOMES KENTUCKY, LLC
                                 By: Zaring Holdings, Inc., as manager

                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Treasurer

              [SIGNATURE PAGE 3 OF 3 TO BORROWING BASE CERTIFICATE]

                               ZARING HOMES OF INDIANA, L.L.C.
                                 By: Zaring Homes, Inc., as member

                               By:______________________________________________
                               Name:  Ronald G. Gratz
                               Title: Vice President and Chief Financial Officer

                                    EXHIBIT A

                                       TO

                           BORROWING BASE CERTIFICATE
                           --------------------------

         List below each Active Community and the number of Speculative Units and the number of Model Units in each price point in each.

                                    EXHIBIT B

                                       TO

                           BORROWING BASE CERTIFICATE
                           --------------------------

(i) List below all real estate held or acquired by a Loan Party for construction and sale of Active Units for which Regulatory Approval has been received:






(ii) List below all real estate which does not fall under clause (i) above, together with the cost to acquire, own, purchase, lease or otherwise invest in such real estate:











         The aggregate investment cost under clause (ii) above is $________________________.